CONSULTANT AGREEMENT

     THIS AGREEMENT (THE "AGREEMENT") is made this 15th day of April 2004, by and between P2R ("Consultant") a New York Corporation and, The Right Solution Gateway., a Nevada corporation (the ""Company""). The term Consultant shall also include any affiliates of "Consultant" uses for the "Company".

     WHEREAS, "Consultant" and "Company" have heretofore entered into certain oral and written agreements and

     WHEREAS, it is the intent of "Consultant" and "Company" (the "Parties") to enter into this agreement which will supercede and replace any and all existing contracts, notes and agreement, whether written or oral, which have heretofore existed between the parties, their agents and assigns; and

     WHEREAS, "Consultant" has experience in retail and wholesale marketing, and the "Company" desires to retain "Consultant" to advise and assist the "Company" in its development on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, the "Company" and "Consultant" (the "Parties") agree as follows:

     The "Company" hereby retains "Consultant", effective as of the date hereof (the "Effective Date") and continuing until termination, as provided herein, to assist the "Company" in it's effecting the Client to be determined licensing agreement to include product development. "Consultant's or other third parties that may assist the "Company" in its plans and future (the "Services"). The Services are to be provided on a "best efforts" basis directly and through the "Consultant. "Consultant" shall serve as a "Consultant" to the "Company" for the purpose of developing and marketing a line of hot dog appliances and accessories.

SERVICES  TO  BE  RENDERED
--------------------------

      "Consultant" may supply services, without guarantee of outcome, from time to time during the term of this Agreement, as determined by "Consultant", and such other services as detailed below. The "Consultant" will provide the "Company" with a written summation of the services provided hereunder on a monthly basis. Said summation shall be submitted to the "Company" by the 10th of each month during the term of this Agreement for the previous month.

     Under this Agreement, "CONSULTANT" will use reasonable best efforts throughout the term of this Agreement with the intent, without guarantee, to facilitate a collaborative relationship with Client to be determined. There are a


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number  of  contacts,  at  senior  levels,  to  whom  "CONSULTANT" may effect an introduction of the "Company" for the purpose of assisting the "Company's pursuits. These introduction services may include, but are not necessarily limited to, the following, as determined and pursued by "CONSULTANT" to reasonable ability and discretion:

     1. Identify what specific types of products that best fit the parameters for a "Company" Strategic Plan.
     2.   Schedule  and  conduct  introductory  meetings with potential clients.
     3. Coordinate the follow-up conversations, meetings and, when instructed by "Company", any negotiations that might result from the original introductory meetings.
     4. Advise "Company" on how best to assist "Company" in securing a desired prospective new product.
     5.   Identify  Manufacturing  needs  and  companies



COMPENSATION AND MEANS OF PAYMENT OF COMPENSATION
-------------------------------------------------

     The "Company" agrees to pay "Consultant", or at the option of "Consultant" an employee or contractor of "Consultant", a fee for the Services which have been and are to be rendered under the terms of this agreement. (""Consultant" Fee"),

     The Parties agree that the value of services rendered by "Consultant" to the date of this agreement is $12,000 dollars per month. Payments will be one month in advance. A payment of $12,000 will be made by April 15, 2004 and by the 15th of each future month.

The "Company" will pay 50% of the trip cost to China for product development as indicated on invoice submitted by consultant.

TERM
----

     This Agreement shall be month to month on going unless either party requests to terminate the agreement with written notice. The agreement can be canceled by either party without cause.

TIME  AND  EFFORT  OF  "CONSULTANT"
-----------------------------------

     "Consultant" shall allocate time and "Consultant's Personnel as it deems necessary to provide the Services. The particular amount of time may vary from day to day or week to week. Except as otherwise agreed, "Consultant's monthly statement identifying, in general, tasks performed for the "Company" shall be conclusive evidence that the Services have been performed. In addition, neither


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"Consultant" nor "Consultant's Personnel shall be liable to the "Company" or any of its shareholders for any act or omission in the course of or connected with rendering the Services, including but not limited to losses that may be sustained in any corporate act in any subsequent Business Opportunity (as defined herein) undertaken by the "Company" as a result of advice provided by "Consultant" or "Consultant's Personnel.

PLACE  OF  SERVICES
-------------------

     The Services provided by "Consultant" or "Consultant's Personnel hereunder will be performed at "Consultant's offices accept as otherwise mutually agreed by "Consultant" and the "Company".

INDEMNIFICATION
---------------

     Subject to the provisions herein, the "Company" and "Consultant" agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

OTHER  CONDITIONS
-----------------

     It is expressly understood that Consultant is an independent contractor with the sole responsibility for its own business. It is further agreed and understood that "CONSULTANT" is not and shall not represent itself to be an agent of "Company" for any purpose. Neither party has the right or authority to assume or create an obligation of any kind for or on behalf of the other, or to bind the other in any respect.

MISCELLANEOUS  PROVISIONS
-------------------------

     A.   Waiver.  No  waiver  of any provision of this Agreement shall be valid
          -------
          unless in writing and signed by the waiving party. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.
     B.   Amendment.  This  Agreement  may  only be amended  or  modified at any
          ----------
          time, and from time to time, in writing, executed by the parties hereto.


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     C.   Notices.  Any  notice,  communication,  request,  reply  or  advice
          --------
          (hereinafter severally and collectively called "Notice") in this Agreement provided or permitted to be given, shall be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered. For all purposes of Notice, the addresses of the parties set out below their signatures herein shall be their addresses unless later advised in writing.

     D.   Captions.  Captions  herein  are  for  the  convenience of the parties
          ---------
          and shall not affect the interpretation of this Agreement.

     E.   Counterpart  Execution.  This  Agreement  may  be  executed  in two or
          -----------------------
          more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and this Agreement may be executed by fax.

     F.   Assignment.  This  Agreement  is  not  assignable  without the written
          -----------
          consent  of  the  parties.

     G.   Entire  Agreement.  This  Agreement  constitutes  the entire agreement
          ------------------
          and understanding of the parties on the subject matter hereof and supercedes all prior agreements and understandings on the subject thereof. All prior agreements, whether written or oral, are merged herein.

     H.   Choice  of Law/Venue.  The  law  of the State of Nevada shall apply to
          ---------------------
          this Agreement without reference to conflict of law principles, and the sole venue for any dispute or suit between the parties shall be a court of competent jurisdiction in the location of the "CONSULTANT" in Nevada.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

THE RIGHT SOLUTION GATEWAY. A NEVADA CORPORATION
3035 East Patrick Lane, Suite 14
Las Vegas, NV 89120


By:  ______________________________
     Rick  Bailey  -  President

PRODUCTS  2  RETAIL,  INC.
242-25A  Oak  Park  Drive
Douglaston,  NY  11362
Tel:  718-279-0074
Cell:  917-863-0058

By:  ______________________________
     Jeff  Elson  -  President


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